GOODWILL AND OTHER INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2022
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL AND OTHER INTANGIBLE ASSETS
NOTE 7. GOODWILL AND OTHER INTANGIBLE ASSETS

CHANGES IN GOODWILL BALANCES
	Balance at December 31, 2020	Acquisitions	Currency exchange and other	Balance at December 31, 2021	Dispositions	Currency exchange and other	Balance at December 31, 2022
Aerospace	$9,247	$—	$(234)	$9,013	$(6)	$(171)	$8,835
Renewable Energy	3,401	—	(169)	3,231	—	(30)	3,201
Power	146	—	(1)	145	—	(1)	144
Corporate(a)	876	43	(4)	914	—	(96)	818
Total	$13,669	$43	$(409)	$13,303	$(6)	$(299)	$12,999
(a) Corporate balance at December 31, 2022 and 2021 comprises our Digital business.

In the fourth quarter of 2022, we performed our annual impairment test. Based on the results of this test, the fair values of each of our reporting units exceeded their carrying values, however, we identified two reporting units for which the fair values were not substantially in excess of their carrying values. The fair values of our Digital reporting unit at Corporate and the Additive reporting unit in our Aerospace segment were in excess of their carrying values by 16% and 21%, respectively. At December 31, 2022, our Digital and Additive reporting units had goodwill of $818 million and $239 million, respectively.

Determining the fair value of reporting units requires the use of estimates and significant judgments that are based on a number of factors including actual operating results. It is reasonably possible that the judgments and estimates described above could change in future periods.

		2022			2021
INTANGIBLE ASSETS SUBJECT TO AMORTIZATION December 31	Useful lives (in years)	Gross carrying amount	Accumulated amortization	Net	Gross carrying amount	Accumulated amortization	Net
Customer-related(a)	3-15	$5,991	$(3,453)	$2,538	$6,153	$(3,058)	$3,095
Patents and technology	5-15	5,888	(3,202)	2,686	6,047	(2,651)	3,396
Capitalized software	3-10	2,979	(2,186)	793	2,981	(2,105)	876
Trademarks & other	2-50	384	(295)	88	395	(278)	117
Total		$15,242	$(9,137)	$6,105	$15,576	$(8,092)	$7,483
(a) Balance includes payments made to our customers, primarily within our Aerospace business.

December 31	2022	2021
Aerospace	$4,748	$5,019
Renewable Energy	183	229
Power	958	1,965
Corporate	216	271
Total other intangible assets, net	$6,105	$7,483

Intangible assets decreased $1,378 million in 2022, primarily as a result of amortization partially offset by the acquisition of capitalized software and patents and technology mainly at Aerospace and Power of $152 million. Consolidated amortization expense was $1,338 million, $738 million and $930 million for the years ended December 31, 2022, 2021 and 2020, respectively.

In the first quarter of 2022, we signed a non-binding memorandum of understanding for GE Steam Power to sell a portion of its business to EDF, which resulted in a reclassification of that business to held for sale. As a result, we recognized a non-cash pre-tax impairment charge of $765 million related to intangible assets at our remaining Steam business within our Power segment. We determined the fair value of these intangible assets using an income approach. This charge was recorded by Corporate in Selling, general, and administrative expenses in our Statement of Earnings (Loss).

Estimated consolidated annual pre-tax amortization for intangible assets over the next five calendar years are as follows:

ESTIMATED 5 YEAR CONSOLIDATED AMORTIZATION	2023	2024	2025	2026	2027
Estimated annual pre-tax amortization	$668	$625	$600	$558	$542

During 2022, we recorded additions to intangible assets subject to amortization of $155 million with a weighted-average amortizable period of 7.7 years, including capitalized software of $120 million, with a weighted-average amortizable period of 6.3 years.